Exhibit 10.8

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

Exhibit 10.8

DEALER NAME	DEALER NAME
123 AUTO LLC	ALTERNATIVES
12K & UNDER MOTORS	AMAZING GRACE AUTOMOTIVE
1ST CHOICE CAROLINA CARS	AMERICAN AUTO SALES WHOLESALE
247 AUTO SALES	AMERIFIRST AUTO CENTER, INC.
27 AUTO SALES INC. OF LEON	AMOS AUTOMOTIVE LLC
360 MOTOR CORP	AMS CARS
4042 MOTORSPORTS LLC	AMTEX SERVICES INC
A & D MOTORS SALES CORP	ANDERSON MOTORS
A & D MOTORS, INC.	ANDY MOHR NISSAN, INC.
A LUXURY AUTO	APPROVAL AUTO CREDIT INC.
A PLUS CAR SALES & RENTALS INC	APPROVED AUTOS LLC
A.R.J.’S AUTO SALES, INC	ARC AUTO LLC
A.Z. AUTOMOTIVE INC	ARCADIA CREEK AUTO SALES LLC
A-1 AUTO PLEX LLC	ARCHER AUTOMOTIVE INC
AACC AUTO CAR SALES, INC	ARENA AUTO SALES
ABBY’S AUTOS, INC.	ARMSTRONG AUTO SALES
ACCURATE AUTO GROUP INC	A’S USED CARS INC
ACTION AUTO SALES	ATL AUTOS .COM
ACTIVE AUTO SALES	ATLANTA BEST USED CARS LLC
ADAMS AUTO SALES INC	ATLANTA LUXURY MOTORS INC
ADDISON AUTO GROUP	AUCTION DIRECT USA
ADELSA AUTO FINANCE INC	AUTO BRIGHT AUTO SALES
ADVANCED AUTO BROKERS, INC.	AUTO CENTER OF GREER LLC
ADVENTURE SUBARU LLC	AUTO CENTRAL SALES INC
AFFORDABLE AUTO MOTORS, INC	AUTO CHOICE BROKERS
AFFORDABLE USED CARS & TRUCKS	AUTO CLUB OF MIAMI
AJ’S AUTO	AUTO COLLECTION OF MURFREESBOR
AJ’S AUTO IMPORTS	AUTO CREDIT CONNECTION, LLC
AL PIEMONTE SUZUKI INC	AUTO DEALER SOLUTIONS INC
AL PIEMONTE’S ARLINGTON HEIGHT	AUTO DEALS INC
ALBANY MITSUBISHI	AUTO DIRECT COLUMBUS OH
ALFA AUTO MALL LLC	AUTO DIRECT PRE-OWNED
ALL ABOUT AUTO’S INC	AUTO ENTERPRISE CO
ALL AMERICAN AUTO MART	AUTO EXCHANGE OF CENTRAL
ALL AMERICAN AUTO SALES	AUTO EXCHANGE USA CORP
ALL MAKES AUTO SALES INC	AUTO EXCHANGE USA, LLC
ALL SEASON AUTO SALES LLC	AUTO EXPO HOUSTON
ALL STAR DODGE CHRYSLER JEEP	AUTO EXPRESS ENTERPRISE INC
ALLAN VIGIL FORD	AUTO HAUS
ALLIANCE AUTO SALES LTD	AUTO HOUSE
ALLSTAR MOTORS, INC.	AUTO JUNCTION LLC
ALM MALL OF GEORGIA	AUTO LINE, INC.

Exhibit 10.8

DEALER NAME	DEALER NAME
AUTO LOAN ASSOCIATES LLC	AUTOWORLD USA
AUTO MAC 2	AXELROD PONTIAC
AUTO MALL OF TAMPA INC	BAKER BUICK GMC CADILLAC
AUTO MARTT, LLC	BALLPARK AUTO LLC
AUTO NATIONS INC	BARBIES AUTOS CORPORATION
AUTO NETWORK OF THE TRIAD LLC	BAREFOOTS AUTO MART
AUTO NETWORK, INC.	BARGAIN SPOT CENTER
AUTO PLACE INC	BARTS CAR STORE INC
AUTO PLAZA USA	BASELINE AUTO SALES, INC.
AUTO PLUS SALES & SERVICE LLC	BAYSIDE AUTOMALL
AUTO PROFESSION CAR SALES 2	BELAIR ROAD DISCOUNT AUTO
AUTO PROFESSIONAL CAR SALES	BELLS AUTO SALES
AUTO RITE, INC	BELMONTE AUTO IMPORTS
AUTO SALES USA	BENING MOTOR CO-JACKSON
AUTO SELECT	BENSON CADILLAC NISSAN, INC.
AUTO SOLUTIONS MOTOR COMPANY	BENSON FORD MERCURY
AUTO SPORT, INC.	BENTLEY HYUNDAI
AUTO STORE OF GARNER	BEREA AUTO MALL
AUTO UNION OF MIAMI INC	BERGER CHEVROLET
AUTO VILLA	BERT SMITH INTERNATIONAL
AUTO VILLA OUTLET	BEST AUTO SELECTION INC
AUTO VILLA WEST	BEST BUY AUTO TRADE INC
AUTO WEEKLY SPECIALS	BEST CAR FOR LESS
AUTO WORLD	BEST CARS KC INC
AUTOCO	BEST DEALS ON WHEELS AUTO
AUTOLAND	BEST IMPORT AUTO SALES INC
AUTO-LAND INC	BEST PRICE DEALER INC
AUTOLINE INDY	BEST VALUE AUTO SALES INC
AUTOLINK	BESTWAY AUTO BROKERS LLC
AUTOMALL 59	BETTER AUTOMALL OF STUART
AUTOMAX	BEXLEY MOTORCAR COMPANY LLC
AUTOMAX KC LLC	BIC MOTORS LLC
AUTOMAXX OF SUMMERVILLE	BIG BLUE AUTOS, LLC
AUTOMOBILE COMMODITY LLC	BIG BOYS TOYS FLORIDA LLC
AUTO-ONE USA LLC	BIG CHOICES AUTO SALES INC
AUTOPLEX OF AFFTON	BIG M CHEVROLET
AUTORAMA PREOWNED CARS	BILL BUCK CHEVROLET, INC
AUTOSHOW SALES AND SERVICE	BILL KAY CHEVROLET GEO INC
AUTOTEAM INC	BILL PENNEY TOYOTA
AUTOTEAM OF VALDOSTA LLC	BILLY RAY TAYLOR AUTO SALES
AUTOVATION	BILTMORE MOTOR CORP.
AUTOWAY CAR SALES LLC	BIRMINGHAM WHOLESALE AUTO LLC

Exhibit 10.8

DEALER NAME	DEALER NAME

BLEECKER CHRYSLER DODGE JEEP

BLOOMINGTON AUTO CENTER

BLUE RIDGE MAZDA

BLUE SPRINGD FORD SALES INC

BLUESLADE MOTOR CARS LLC

BOB MAXEY FORD

BOB MAXEY LINCOLN-MERCURY

BOBB SUZUKI

BOBBY LAYMAN CHEVROLET, INC.

BOBBY MURRAY TOYOTA

BOOMERS TRUCKS & SUVS LLC

BOSAK HONDA

BOWMAN AUTOMOTIVE INC

BRADY AUTO SALES

BRAMLETT PONTIAC INC

BRANNAN AUTO SALES

BRECKENRIDGE MOTORS EAST LLC

BRICKELL HONDA BUICK & GMC

BROADMOOR MOTOR SALES INC

BROADWAY AUTO MALL

BROCKMAN AUTO LLC

BROGS AUTO

BROOKS AUTO SALES

BUCKEYE FORD LINCOLN MERC OF O

BUCKEYE NISSAN, INC.

BUDGET CAR SALES & RENTALS

BUDGET MOTORCARS

BURDUE QUALITY USED CARS

BURL’S USED CARS

BURNS AUTO MART LLC

BUY IT RIGHT AUTO SALES #1 INC

BUY RIGHT AUTO SALES INC

BYERLY FORD-NISSAN, INC

C & S SALES

C&H AUTO SALES

CADILLAC OF NOVI INC

CALHOUN AUTO OUTLET, INC

CALVARY CARS & SERVICE, INC

CAMARENA AUTO, INC

CAPITAL AUTO SALES

CAPITAL AUTO SPORTS CENTER LLC

CAPITAL AUTOMOTIVE OF

CAPITAL MOTORS LLC

CAPITOL AUTO

CAPITOL AUTO SALES, INC.

CAPITOL CITY FORD, INC.

CAR BAZAAR INC OF FRANKLIN

CAR BOSS LLC

CAR CHOICE

CAR CITY USA LLC

CAR COLLECTINO INC

CAR CONNECTION & FINANCE

CAR DEALZ

CAR DEPOT

CAR DEPOT OF MIRAMAR

CAR FACTORY OUTLET

CAR LEGENDS

CAR LINE AUTOS

CAR LOAN DIRECT, LLC

CAR MART FL.COM

CAR MASTERS

CAR SMILE

CAR SOURCE, LLC.

CAR STOP INC

CAR TOWN KIA USA

CAR XPRESS AUTO SALES

CAR ZONE INC

CARDINAL MOTORS INC

CAREY PAUL HONDA

CARISMA AUTO GROUP

CARITE, INC

CARLOCK KIA OF TUSCALOOSA

CARLYLE MOTORS LLC

CARMEL MOTORS

CAROLINA AUTO SPORTS

CARPLEX

CARS & CREDIT OF FLORIDA

CARS AND MORE EUROPEAN CAR

CARS CARS CARS LLC

CARS KONNECT INC

CARS PLUS LLC

CARS TO GO AUTO SALES AND

CARS UNDER 5

CARTISTIC

Exhibit 10.8

DEALER NAME	DEALER NAME

CARX DEPOT LLC

CARZ4LESS

CARZONE USA

CAS SALES & RENTALS

CASCADE AUTO GROUP, LTD

CASH & DASH AUTO SALES INC

CAVALIER AUTO SALES INC

CC MOTORS INCORPORATED

CD S AUTOMOTIVE INC

CEDARCREST AUTO BROKERS LLC

CENTRAL FLORIDA EXPORTS, INC.

CERTIFIED AUTO CENTER

CHAMPION PREFERRED AUTOMOTIVE

CHAMPS AUTO SALES INC

CHATHAM PARKWAY TOYOTA

CHECKERED FLAG HONDA

CHEIFS WHOLESALE AUTOS

CHEROKEE AUTO SALES, INC.

CHERRY ROAD AUTO SALES

CHICAGO AUTO DEPOT INC

CHICAGO MOTORS INC

CHILLICOTHE TRUCKS INC

CHIPINQUE AUTO SALES INC

CHRIS LEITH AUTOMOTIVE INC

CHRIS SPEARS PRESTIGE AUTO

CINCINNATI USED AUTO SALES

CIRCLE CITY ENTERPRISES, INC.

CITY AUTO SALES

CITY STAR MOTORS LLC

CITY TO CITY AUTO SALES, LLC

CITY WIDE AUTO CREDIT

CLARKSVILLE AUTO SALES

CLASSIC AUTO GROUP INC

CLASSIC AUTOHAUS

CLASSIC KIA OF CARROLLTON

CLAY COOLEY TOYOTA OF HAZELWOO

CLEVELAND AUTO MALL INC

CLIFF & SONS AUTO SALES

CLUTCH AUTO BROKERS LLC

COAL WHOLESALE

COAST TO COAST AUTO SALES

COASTAL CHEVROLET, INC.

COBB’S CAR COMPANY INC

COBB’S CAR COMPANY INC

COLE FORD LINCOLN LLC

COLON AUTO SALES INC

COLUMBUS AUTO RESALE, INC

COMBS & CO

COMMUNITY AUTO SALES

COMPASS MOTORS OF ANDERSON

COMPLETE AUTO CENTER INC

CONCOURS AUTO SALES, INC.

CONSUMERS SUZUKI

CONWAY HEATON INC

CONWAY IMPORTS AUTO SALES

COOK & REEVES CARS INC

COOPERATIVE AUTO BROKERS INC

CORLEW CHEVROLET CADILLAC OLDM

COUCH MOTORS LLC

COUGHLIN AUTOMOTIVE- PATASKALA

COUGHLIN FORD OF CIRCLEVILLE

COUNTRY HILL MOTORS INC

COUNTY MOTOR CO., INC.

COURTESY CHRYSLER JEEP DODGE

COURTESY FORD

CRAIG & LANDRETH INC

CREEKSIDE AUTO SALES LLC

CRM MOTORS, INC.

CRONIC CHEVROLET, OLDSMOBILE-

CROSS AUTOMOTIVE

CROSSROADS AUTO MART INC

CROWN ACURA

CROWN AUTOMOTIVE GROUP LLC

CROWN KIA

CROWN NISSAN

DADE CITY AUTOMAX

DAN CUMMINS CHV BUICK PONTIAC

DAN HATFIELD AUTO GROUP

DAN TUCKER AUTO SALES

DANNY MOTORS INC

DAN’S AUTO SALES, INC

DAVES JACKSON NISSAN

DAVID RICE AUTO SALES

DAVID SMITH AUTOLAND, INC.

Exhibit 10.8

DEALER NAME	DEALER NAME

DEACON JONES AUTO PARK

DEALZ AUTO TRADE

DEALZ ON WHEELZ LLC

DEAN SELLERS, INC.

DELTA TRADE INC

DEREK MOTORCAR CO INC

DESTINYS AUTO SALES

DFW AUTO FINANCE AND SALES

DIAMOND K MOTORS LLC

DICK BROOKS HONDA

DIRECT AUTO SALES

DIRECT MOTORSPORT LLC

DISCOUNT CARS OF MARIANNA INC

DIXIE IMPORT INC

DIXIE WAY AUTO PLAZA, INC

DM MOTORS, INC.

DOCTOR WINDSHIELD

DOGWOOD AUTO WORKS INC

DON FRANKLIN FORD, INC

DON HINDS FORD, INC.

DON JACKSON CHRYSLER DODGE

DONLEY FORD LINCOLN

DORAL CARS OUTLET

DORAL LINCOLN LLC

DOUGLAS AUTO SALES INC

DOWNTOWN BEDFORD AUTO

DREAM CAR 4 U OF LAKELAND, LLC

DRIVE 1 CAR AND TRUCK LLC

DRIVE ATLANTA LLC

DRIVE NATION AUTO SALES

DRIVE NOW AUTO SALES

DRIVEN AUTO SALES

DRIVEN AUTO SALES LLC

DRIVER SEAT AUTO SALES LLC

DRIVERIGHT AUTO SALES, INC.

DRIVERS WORLD

DRIVEWAY MOTORS

DRIVEWAYCARS.COM

DURAN MOTOR SPORTS INC

DUVAL CARS LLC

DYNAMIC AUTO WHOLESALES INC

DYNAMIC IMPORTS

DYNASTY AUTOMOTIVE LLC

E & R AUTO SALES INC

E CAR SUPERSTORE INC

EAGLE CAR & TRUCK INC

EASLEY MITSUBISHI’S THE

EAST BEACH AUTO SALES

EASTERN SHORE AUTO BROKERS INC

EASY AUTO AND TRUCK

EASY FINANCE AUTO

ECARS GROUP

ECONO AUTO SALES INC

ECONOMIC AUTO SALES INC

ECONOMY MOTORS LLC

ED TILLMAN AUTO SALES

ED VOYLES HYUNDAI

EDDIE AUTO BROKERS

EDDIE MERCER AUTOMOTIVE

EDEN AUTO SALES

EDGE MOTORS

EJ’S AUTO WORLD, INC.

ELITE AUTO SALES OF ORLANDO

ELITE AUTO WHOLESALE

ELITE AUTOMALL LLC

ELITE LEVEL AUTO INC

ELYRIA BUDGET AUTO SALES INC

EMJ AUTOMOTIVE REMARKETING

EMPIRE AUTO SALES & SERVICE

EMPIRE AUTOMOTIVE GROUP

EMPIRE EXOTIC MOTORS, INC

EMPORIUM AUTO MART

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE LEASING COMPANY

ENTERPRISE LEASING COMPANY

ERNEST MOTORS, INC.

ESSEN MOTOR COMPANY PLUS

EVOLUTION SPORT MOTORS

EXCLUSIVE AUTO WHOLESALE LLC

EXECUTIVE CARS LLC

EXOTIC MOTORCARS

EXPRESS AUTO SALES LLC

EXPRESS MOTORS

Exhibit 10.8

DEALER NAME	DEALER NAME

EXPRESS MOTORS LLC

EXTREME WINDOW TINTING SIGNS &

EZ CAR CONNECTION LLC

EZEL AUTO SALES, INC

FAIRLANE FORD SALES, INC.

FAITH MOTORS INC

FAMILY AUTO CENTER AND SERVICE

FANELLIS AUTO

FANTASY AUTOMOTIVE

FAT SACK MOTORS, LLC

FERCO MOTORS CORP

FERMAN CHRYSLER PLYMOUTH

FERMAN FORD

FERMAN NISSAN

FIRST CHANCE MOTORSPORTS

FIRST CHOICE AUTO SALES

FIRST CHOICE AUTOMOTIVE INC

FIRST CLASS AUTO CHOICE

FIRST CLASS AUTO SALES LLC

FIRST CLASS MOTORS INC

FIRST STOP AUTO SALES

FIRST UNION AUTOMOTIVE LLC

FISHER AUTO GROUP

FITZGERALD MOTORS, INC.

FIVE STAR AUTO SALES OF

FIVE STAR AUTOS INC

FIVE STAR CAR & TRUCK

FLEET SERVICES REMARKETING

FLETCHER CHRYSLER PRODUCTS INC

FLORENCE AUTO MART INC

FLOW HONDA

FOOTHILL FORD

FORT MYERS AUTO MALL

FORT WALTON BEACH

FORTUNE MOTOR GROUP

FRANK MYERS AUTO SALES, INC

FRANKLIN STREET MOTORS LLC

FRITZ ASSOCIATES

FRONTIER MOTORS INC

G & L MOTORS, INC

G & R AUTO SALES CORP

GAINESVILLE AUTO KI LLC

GAINESVILLE MITSUBISHI

GANLEY CHEVROLET, INC

GANLEY LINCOLN MERCURY

GANLEY, INC

GATEWAY AUTO PLAZA

GATEWAY BUICK GMC

GATOR CHRYSLER-PLYMOUTH, INC.

GATOR CITY MOTORS INC

GENERAL AUTO LLC

GENTHE AUTOMOTIVE-EUREKA LLC

GEN-X CORP

GEOFF ROGERS AUTOPLEX

GEORGIA CHRYSLER DODGE

GERALDS AUTO SALES

GERMAIN TOYOTA

GERMAN AUTO SALES LLC

GINN MOTOR COMPANY

GISELLE MOTORS, CORP

GIVE AWAY AUTO SALE LLC

GLOBAL PRE-OWNED INC

GMT AUTO SALES, INC

GODZILLA MOTORS INC

GOLDEN OLDIES

GOOD RIDES INC

GOOD TO GO AUTO SALES, INC.

GR MOTOR COMPANY

GRACE AUTOMOTIVE LLC

GRAHAM MOTOR COMPANY

GRANT MOTORS CORP.

GRAVITY AUTOS ROSWELL

GREEN LIGHT CAR SALES

GRIFFIN FORD SALES, INC.

GRIMALDI AUTO SALES INC

G’S AUTOMOTIVE

GULF ATLANTIC WHOLESALE INC

GULF CHRYSLER DODGE JEEP INC

GULF COAST AUTO BROKERS, INC.

GWINNETT MITSUBISHI

H & H AUTO SALES

HAGGERTY BUICK GMC INC

HAIMS MOTORS INC

HAIMS MOTORS INC

Exhibit 10.8

DEALER NAME	DEALER NAME

HALE OF A DEAL AUTO GROUP INC

HAMILTON CHEVROLET INC

HAPPY HYUNDAI

HARBOR CITY AUTO SALES, INC.

HARBOR NISSAN

HARDY CHEVROLET

HARRIET SALLEY AUTO GROUP LLC

HARRIGANS AUTO SALES

HARRISON AUTO BROKER AND

HATFIELD USED CAR CENTER

HEADQUARTER TOYOTA

HEARTLAND CHEVROLET

HEB AUTO SALES INC

HENNESSY FORD LINCOLN ATLANTA

HENNESSY MAZDA PONTIAC

HERB KINMAN CHEVROLET, INC.

HERITAGE AUTOMOTIVE GROUP

HERITAGE BUICK GMC HONDA

HERRINGTON AUTOMOTIVE

HI LINE IMPORTS INC

HIGH POINT IMPORTS LLC

HIGH Q AUTOMOTIVE CONSULTING

HIGHESTCASHFORCARS LLC

HIGHLINE AUTO SALES

HIGHLINE AUTOMOTIVE SERVICES

HIGHLINE IMPORTS, INC.

HILLTOP MOTORS

HILLWOOD AUTO SALES & SERVICE

HOBSON CHEVROLET BUICK GMC LLC

HOLLYWOOD MOTOR CO #1

HOLLYWOOD MOTOR CO #3

HOMESTEAD MOTORS INC

HONDA OF CONYERS

HONDA OF FRONTENAC

HONDA OF MUFREESBORO

HONDA OF OCALA

HONEYCUTT’S AUTO SALES, INC.

HOOVER AUTOMOTIVE LLC

HOOVER CHRYSLER PLYMOUTH DODGE

HOOVER THE MOVER CAR AND

HOTWHEELZ CUSTOM AUTOS LLC

HOUSTON DIRECT AUTO

HOUSTON DIRECT AUTO, INC.

HT MOTORS INC

HUBLER FINANCE CENTER

HUBLER FORD LINCOLN MERCURY

HUBLER MAZDA SOUTH

HUDSON AUTO SALES

HUFFINES CHRYSLER JEEP DODGE

HY-TECH AUTO SALE AND EXPORT

I GOT A DEAL USED CARS

I-80 AUTO SALES INC

IAUTO INC

ICARS

IDEAL USED CARS INC

IDRIVE FINANCIAL

IKONIC MOTORS

IMPORT AUTO BROKERS INC

INDY MOTORSPORTS

INLINE AUTO SALE INC

INTERNATIONAL AUTO OUTLET

INTERNATIONAL AUTO SALES NC

INTERNATIONAL AUTO WHOLESALERS

INTERNATIONAL CARS CO.

IT’S CAR TIME INC

IVORY CHEVROLET, LLC

J & B AUTO GROUP LLC

J & J MOTORS INC

J & M AFFORDABLE AUTO, INC.

J AND J’S AUTO SALES

J&M AUTOMOBILES CORP

JACK DEMMER FORD, INC.

JACK MILLER AUTO PLAZA LLC

JACK MILLER KIA

JACK STONES CREEKSIDE SALES

JACKIE MURPHY’S USED CARS

JAKMAX

JAX AUTO WHOLESALE, INC.

JAY WOLFE AUTO OUTLET

JAY WOLFE HONDA

JAZCARS, INC.

JB AUTO SOURCE INC

JEFF WYLER CHEVROLET OF

JEFFREY P. HYDER

Exhibit 10.8

DEALER NAME	DEALER NAME

JENKINS NISSAN, INC.

JENO AUTOPLEX

JENROC AUTO SALES

JERRY HAGGERTY CHEVROLET INC

JERRY HUNT AUTO SALES

JERRY WILSON’S MOTOR CARS

JIM M LADY OLDSMOBILE INC

JIM ORR AUTO SALES

JIMMY KAVADAS YOUR CREDIT MAN

JK AUTOMOTIVE GROUP LLC

JK PONTIAC-GMC TRUCK INC

JOBETA AUTOMOTIVE GROUP INC

JOE RICCI AUTOMOTIVE

JOE RICCI AUTOMOTIVE—TAYLOR

JOHN BLEAKLEY FORD

JOHN JONES AUTOMOTIVE

JOHN KOOL LINCOLN MERCURY INC

JOHN WEISS TOYOTA SCION OF

JOHNSON AUTOMOTIVE GROUP INC

JORDAN AUTO SALES

JOSEPH CHEVROLET OLDSMOBILE CO

JOSEPH MOTORS

JOSEPH TOYOTA INC.

JPL AUTO EMPIRE

JT AUTO INC.

JUSTICE AUTOMOTIVE

K B AUTO EMPORIUM

KALER LEASING SERVICES INC

KATHY’S KARS

KC AUTO FINANCE

KC AUTOMOTIVE GROUP LLC

KEITH HAWTHORNE HYUNDAI, LLC

KELLEY BUICK GMC INC

KEMET AUTO SALES

KENDALL TOYOTA

KENS KARS

KERRY NISSAN, INC.

KIA ATLANTA SOUTH

KIA COUNTRY OF SAVANNAH

KIMBLE’S AUTO SALES, INC.

KING MOTORS

KING SUZUKI OF HICKORY LLC

KINGS AUTO GROUP INC

KINGS OF QUALITY AUTO SALES

KNOX BUDGET CAR SALES & RENTAL

KUNES COUNTRY CHEVROLET

KUNES COUNTRY CHRYSLER DODGE

KUNES COUNTRY FORD LINCOLN INC

KUNES COUNTY FORD OF ANTIOCH

LA AUTO STAR, INC.

LA PORTE MITSUBISHI

LAFONTAINE AUTO GROUP

LAGRANGE MOTORS

LAGUNA NIGUEL AUTO SALES INC

LAKE PLACID MOTOR CAR, INC

LAKELAND CHRYSLER DODGE

LAKESIDE MOTORS INC

LANCASTER AUTOMOTIVE

LANDERS MCLARTY SUBARU

LANDMARK AUTO INC

LANDMARK CDJ OF MONROE, LLC

LANDSTREET AUTO SOLUTIONS LLC

LANIGAN’S AUTO SALES

LANTERN MOTORS INC

LASCO FORD INC

LAW AUTO SALES, INC

LAWRENCE MOTORSPORTS INC

LEGACY AUTOS

LEGEND AUTO, INC

LEVEL UP AUTO SALES

LGE CORP

LIBERTY USED MOTORS INC

LIGHTHOUSE AUTO SALES

LMN AUTO INC

LONDOFF JOHNNY CHEVROLET INC

LONGSTREET AUTO

LOU FUSZ BUICK GMC

LOWEST PRICE TRANSPORTATION

LOWPRICE AUTO MART LLC

LUCKY MOTORS INC

LUNA MOTOR GROUP CORP

LUXURY AUTO SALES LLC

LUXURY FLEET LEASING LLC

LYNCH CHEVROLET OF KENOSHA

Exhibit 10.8

DEALER NAME	DEALER NAME

M & M AUTO SUPER STORE

M & M AUTO WHOLESALERS, LLC

M & M AUTO, INC.

M & M MOTORS OF ROCK HILL INC

M I D OVERSEAS INC

MAC CHURCHILL AUTO MALL

MACHADO AUTO SELL LLC

MAINLAND AUTO SALES INC

MAINSTREAM AUTO SALES LLC

MALOY AUTOMOTIVE LLC

MARCH MOTORS INC.

MARIETTA AUTO MALL CENTER

MARLOZ OF HIGH POINT

MARONEY AUTO SALES

MARTY FELDMAN CHEVY

MASTER AUTO GROUP

MATHEWS FORD INC.

MATHEWS HAROLD NISSAN

MATT CASTRUCCI

MAUS MOTORS INC

MAX MOTORS INC

MAXIE PRICE CHEVROLETS OLDS,

MAYSVILLE PREMIER AUTO LLC

MAZDA SAAB OF BEDFORD

MCADENVILLE MOTORS

MCCLUSKY AUTOMOTIVE LLC

MCCLUSKY’S CHEVROLET INC

MCGHEE AUTO SALES INC.

MCHENRY MOTORWERKS

MCJ AUTO SALES OF CENTRAL

MCKENNEY CHEVROLET

MEACH AUTO SALES

MEMORIAL HWY AUTO SALES AND

MI AUTO CENTER LLC

MIA ON WHEELS CORP

MIA REPOS LLC

MIAMI AUTO LIQUIDATORS INC

MIAMI AUTO WHOLESALE

MIAMI EMPIRE AUTO SALES CORP

MIAMI USED AUTO SALES

MICHAEL RABURN’S AUTO SALES

MICHAEL’S MOTOR CO

MID AMERICA AUTO EXCHANGE INC

MIDCITY AUTO & TRUCK EXCHANGE

MIDWEST AUTO DIRECT

MIDWEST AUTO MART LLC

MIDWEST AUTO STORE LLC

MIDWEST MOTORS

MIDWEST MOTORSPORT SALES &

MIGENTE MOTORS INC

MIGHTY MOTORS

MIKANO AUTO SALES, INC.

MIKE BASS FORD

MIKE CASTRUCCI FORD SALES

MILLENIUM AUTO SALES

MILTON MARTIN TOYOTA

MINT AUTO SALES

MINT AUTO SALES

MINT AUTO SALES

MINTON AUTO INC

MINTON MOTOR CARS II LP

MIRA AUTO SALES LLC

MMC AUTO SALES LLC

MO AUTO SALES

MODERN CORP

MONARCH CAR CORP

MOORE NISSAN

MORNING STAR MOTORS

MOSS CURTAIN MOTORS LLC

MOTOR CAR CONCEPTS II

MOTOR CITY AUTO INC

MOTORCARS TOYOTA

MOTORHOUSE INC

MOTORMAX OF GRAND RAPIDS

MOTORS DRIVEN INC

MOTORS TRUST INC

MOUNTAIN TOP MOTOR COMPANY INC

MR AUTO INC

MR WHOLESALER INC

MULDER AUTO SALES

MULLER HONDA OF GURNEE

MULLINAX FORD OF PALM BEACH

MUSIC CITY AUTOPLEX LLC

MWS WHOLESALE AUTO OUTLET

Exhibit 10.8

DEALER NAME	DEALER NAME

MY CAR LLC

MY CAR STORE

MYEZAUTOBROKER.COM LLC

NALLEY HONDA

NAPLETON SANFORD IMPORTS LLC

NASHVILLE CHRYSLER DODGE JEEP

NATIONAL AUTOMOTIVE, INC

NATIONAL CAR MART, INC

NATIONWIDE LUXURY CARS INC

NC SELECT AUTO SALES LLC

NEIL HUFFMAN VW

NELSON AUTO GROUP

NELSON MAZDA

NEW RIDE MOTORS INC

NEWPORT AUTO GROUP

NEWTON’S AUTO SALES, INC.

NEXT CAR INC

NEXT RIDE AUTO SALES INC

NICE AUTO GROUP LLC

NICHOLAS DATA SERVICES, INC.

NILE AUTOMOTIVE LLC

NISSAN OF CANTON

NORTH BROTHERS FORD, INC

NORTH COAST CAR CREDIT LLC

NORTH MAIN MOTORS INC

NORTHERN KY AUTO SALES LLC

NORTHTOWNE OF LIBERTY SUZI,

NORTHWEST AUTO BROKERS LLC

NORTHWEST MOTORS INC

NU-WAVE AUTO CENTER

OASIS MOTORS

O’BRIENS AUTO EMPORIUM, LLC

OFF LEASE FINANCIAL, INC.

OLATHE FORD SALES, INC.

OLDHAM MOTOR COMPANY LLC

ONE SOURCE AUTOS INC

ORANGE PARK AUTO MALL

ORANGE PARK DODGE

ORANGE PARK TRUCKS

ORLANDO AUTOS

OSCAR MOTORS CORP

OSCAR MOTORS CORPORATION

OT AUTO SALES

OURISMAN CHEVROLET CO INC.

OV AUTO FARM

OXMOOR FORD LINCOLN MERCURY

OXMOOR MAZDA

OXMOOR TOYOTA

P S AUTO ENTERPRISES INC

PALM BAY FORD

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM CHEVROLET OF GAINESVILLE

PALMETTO FORD

PALMETTO WHOLESALE MOTORS

PASQUALE’S AUTO SALES & BODY

PAUL BLANCO’S GOOD CAR COMPANY

PAUL CERAME KIA

PAYLESS AUTO SALES LLC

PAYLESS MOTORS LLC

PC AUTO SALES LLC

PCT ENTERPRISES OF FLORIDA LLC

PELHAM’S AUTO SALES

PENLAND AUTOMOTIVE LLC

PENSACOLA AUTO BROKERS, INC

PERFORMANCE CHRYSLER JEEP DODG

PERFORMANCE MOTOR COMPANY LLC

PETE MOORE CHEVROLET, INC

PETERS AUTO SALES, INC.

PGF AUTOMOTIVE LLC

PHILLIPS BUICK PONTIAC GMC INC

PIEMONTES DUNDEE CHEVROLET

PIERSON AUTOMOTIVE

PILES CHEV-OLDS-PONT-BUICK

PINELLAS MOTORS INC

PINELLAS PARK AUTO INC

PITTSBURGH AUTO DEPOT INC

PLATINA CARS AND TRUCKS INC

PLATINUM AUTO EXCHANGE INC

PLATINUM AUTO TRADE

PLATTNER’S

PORTAL AUTOMOTIVE INC

POWER ON AUTO LLC

POWERBUY MOTORS

Exhibit 10.8

DEALER NAME	DEALER NAME

PRADO AUTO SALES

PRE-AUCTION AUTO SALES INC

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

PREMIER AUTO GROUP

PREMIER AUTO LOCATORS

PREMIER AUTO SALES OF BAY

PREMIER AUTOMOTIVE GROUP INC

PREMIER AUTOMOTIVE SALES INC

PREMIERE CHEVROLET, INC.

PREMIUM CARS OF MIAMI LLC

PRESTIGE AUTO BROKERS

PRESTIGE AUTO MALL

PRESTIGE AUTO SALES & RENTALS

PRESTIGE ECONOMY CARS INC

PRESTON AUTO OUTLET

PRICED RIGHT CARS, INC

PRICELESS AUTOMOTIVES

PRIDE AUTO SALES LLC

PRIME AUTO EXCHANGE

PRIME MOTORS INC

PRISTINE CARS & TRUCKS INC

PRO SELECT AUTOS

PROCAR

PROVIDENCE AUTO GROUP LLC

PURE AUTOMOTIVE LLC

PURE PURSUIT, LLC

QUALITY AUTO BROKERS

QUALITY AUTO SALES OF FL LLC

QUALITY IMPORTS & CONSIGNMENT

RADER CAR CO INC

RAFAELS CREDIT CAR INC

RAMSEY MOTORS

RANDY CURNOW AUTO PLAZA/RC

RANDY SHIRKS NORTHPOINTE AUTO

RANKL & RIES MOTORCARS, INC

RAPTOR AUTOMOTIVE

RATCHET MOTORSPORTS LLC

RAY PEARMAN LINCOLN MERCURY

RAY SKILLMAN EASTSIDE

RAY SKILLMAN NORTHEAST MAZDA

RAYMOND CHEVROLET KIA

RBF AUTO

RE BARBER FORD INC

REAL RELIABLE RIDES LLC

REALITY AUTO SALES INC

REGAL PONTIAC, INC.

REGIONAL AUTO FINANCE LLC

REGIONAL WHOLESALE

REIDSVILLE NISSAN INC

REINEKE FORD LINCOLN MERCURY

REVOLUTION MOTORS LLC

REYNOLDS AUTOMOTIVE LLC

RHOADES AUTOMOTIVE INCORPORATE

RICART FORD USED

RICH AUTO SALES LTD

RICHARD KAY AUTOMOTIVE

RICK CASE CARS INC

RIDE TIME, INC.

RIGHT PRICE AUTO SALES OF

RIGHT WAY AUTOMOTIVE

RIGHTWAY AUTOMOTIVE CREDIT

RIGHTWAY AUTOMOTIVE CREDIT

RITE TRACK AUTO DETAILING INC

RIVIERA AUTO SALES SOUTH INC

ROB PARTELO’S WINNERS

ROBERTS COMPANY MOTOR MART LLC

ROCK AUTO KC INC

ROCK BOTTOM AUTO SALES, INC.

ROCK ROAD AUTO PLAZA

ROGER WILSON MOTORS INC

ROME MOTOR SALES

RON’S RIDES INC

ROSEDALE AUTO SALES INC

ROSELLE MOTORS INC

ROSEVILLE CHRYSLER JEEP

ROSEWOOD AUTO SALES LLC

ROTRO RIDEZ LLC

ROUEN CHRYSLER DODGE JEEP INC

ROUTE 4 BUDGET AUTO

ROYAL OAK FORD SALES, INC.

RUESCHHOFF AUTOMOBILES LLC

RUSH AUTO SALES II

S S AUTO INC

Exhibit 10.8

DEALER NAME	DEALER NAME

SAM GALLOWAY FORD INC.

SANDOVAL BUICK GMC INC

SAPAUGH MOTORS INC

SAVAGE AUTOMOTIVE GROUP

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH VOLKSWAGEN

SCALES AUTO SOLUTIONS LLC

SCOTTI’S AUTO REPAIT AND SALES

SCOTTROCK MOTORS LLC

SELECT AUTO

SELECT AUTO GROUP LLC

SELECT CARS OF CLEVELAND LLC

SELECT MOTORS OF TAMPA INC.

SHAVER MOTORS OF ALLEN CO INC

SHEEHY GLEN BURNIE INC.

SHELBYVILLE CHRYSLER PRODUCTS

SHOOK AUTO INC

SHORELINE AUTO GROUP OF IONIA

SHORELINE MOTORS

SHOW ME MOTORS INC

SHOWROOM AUTO SALES OF

SIGN AND DRIVE AUTO GROUP WILK

SIGN AND DRIVE AUTO SALES LLC

SIGN IT DRIVE IT LLC

SIMPLE AUTO IMPORTS

SINCLAIR DAVE LINCOLN MERCURY

SMART WAY AUTO FINANCE

SMITH MOTORS

SOBH AUTOMOTIVE

SOMERSET MOTORS

SOUTH MOTORS HONDA

SOUTHEAST JEEP EAGLE

SOUTHERN KENTUCKY AUTO & TRK

SOUTHERN MOTOR COMPANY

SOUTHERN MOTORSPORTS GA

SOUTHERN PARK AUTO MALL INC

SOUTHERN STAR AUTOMOTIVE

SOUTHERN TRUST AUTO GROUP

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHSIDE SALES

SOUTHWEST AUTO SALES

SOUTHWEST AUTOMOTIVE (SWAG)

SPACE CITY AUTO CENTER

SPITZER AUTOWORLD SHEFFIELD

SPITZER MOTOR CITY

SPORTS CENTER IMPORTS INC

SRQ AUTO LLC

ST GEORGE AUTO BROKERS LLC

ST. PETERS AUTO GROUP LLC

STANFIELD AUTO SALES

STAN’S CAR SALES

STAR AUTO

STARGATE AUTO SALES LLC

STARRS CARS AND TRUCKS, INC

STEARNS MOTORS OF NAPLES

STEELY LEASE SALES

STEPHEN A FINN AUTO BROKER

STERLING AUTO SALES

STERLING AUTOMOTIVE LLC

STEVE RAYMAN CHEVROLET, LLC

STEWART AUTO GROUP OF

STOKES BROWN TOYOTA SCION

STOKES BROWN TOYOTA SCION

STOKES HONDA CARS OF BEAUFORT

SUBARU OF PORT RICHEY INC

SULLIVAN BUICK GMC INC

SUMMERS MOTORS INC

SUMMIT PLACE KIA

SUMMIT PLACE KIA MT. CLEMENS

SUN TOYOTA

SUNCOAST QUALITY CARS LLC

SUNRISE AUTOMOTIVE LLC #2

SUNSET MOTORS

SUNSHINE AUTO

SUNTRUP NISSAN VOLKSWAGEN

SUPER ADVANTAGE AUTO SALES

SUPER AUTO SALES

SUPER AUTO SALES INC

SUPER DEAL AUTO SALES LLC

SUPERIOR AUTO GROUP

SUPERIOR CHEVROLET

SUPERIOR HYUNDAI SOUTH

SUPERIOR MOTORS NORTH

Exhibit 10.8

DEALER NAME	DEALER NAME

SUSAN SCHEIN CHRYSLER PLYMOUTH

SW PREMIER MOTOR GROUP INC

SWANNS RENTAL AND SALES INC

TAMIAMI FORD, INC.

TAMPA BAY LUXURY LLC

TARGET AUTOMOTIVE

TAYLOR IMPORT SALES INC

TAYLOR MORGAN INC

TD CAR SALES

TED CIANOS USED CAR CENTER

TEDS AUTO SALES INC

TERRE HAUTE AUTO AND EQUIPMENT

TESTAROSSA MOTORS

TEXANS AUTO GROUP

TEXAS BAY AREA PRE-OWNED

TEXAS CAPITAL AUTO SALES, INC

TEXAS MOTOR CLUB LLC

THE AUTO BROKER

THE AUTO GROUP LLC

THE AUTO STORE

THE AUTO STORE

THE AUTOBLOCK

THE BOULEVARD CAR LOT

THE CAR CENTER

THE CAR COMPANY

THE CAR CONNECTION, INC.

THE CAR LOT

THE CAR MAN LLC

THE CAR SHOPPE LLC

THE CAR STORE

THE CHEVY EXCHANGE

THE LUXURY AUTOHAUS INC.

THE REPO STORE

THE SUPER AUTO OUTLET

THE USED CAR FACTORY INC

THEE CAR LOT #2

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THOROUGHBRED FORD INC

TILLMAN AUTO LLC

TIM SHORT PREMIERE USED CARS

TIMBERLAND FORD

TIME TO BUY LLC

TINPUSHER LLC

TK AUTO SALES LLC

TKP AUTO SALES

TKP AUTO SALES INC

TNT AUTO SALES INC

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM TEPE AUTOCENTER INC

TOM WOOD FORD

TOMMY’S AUTO SALES

TOMMY’S AUTO SALES LLC LOT #2

TONY ON WHEELS INC

TONY’S AUTO SALES OF

TONY’S AUTO WORLD

TOTAL CYCLE CARE INC

TOTALNATION AUTO PRO LLC

TOVI MOTORS

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY FORD, INC.

TOWNSEND FORD INC

TOYOTA OF LAKEWOOD

TOYOTA OF MUNCIE

TOYOTA ON NICHOLASVILLE

TOYOTA SOUTH/SCION SOUTH

TRI STATE USED AUTO SALES

TRIAD AUTOPLEX

TRI-CITY AUTO MART

TRIPLE C CAR CO., INC.

TROPICAL AUTO OUTLET

TROY FORD INC

TRUCK AND AUTO OUTLET

TRUSSVILLE WHOLESALE AUTOS

TRUST CAPITAL AUTOMOTIVE GROUP

TRUSTED MOTORS LLC

TWO OS MOTOR SALES

U.S. AUTO GROUP, INC.

UNI AUTO SALES

UNITED AUTO BROKERS

UNITED AUTO SALES

UNITED LUXURY MOTORS LLC

UNITED VEHICLE SALES

Exhibit 10.8

DEALER NAME	DEALER NAME

UNIVERSAL AUTO PLAZA LLC

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY MOTORS

UNLIMITED AUTO SALE LLC

US AUTO MART INC

US AUTO SALES AND SERVICE INC

US MOTOR SALES LLC

US MOTORS

USA CHOPPERS

USA MOTORCARS

USED CAR SUPERMARKET

USED CARS FORSALE LLC

VADEN CHEVROLET BUICK PONTIAC

VANN YORK BARGAIN CARS LLC

VANN YORK PONTIAC BUICK GMC

VANN YORK TOYOTA, INC

VANTAGE MOTORS LLC

VC CARS MARIETTA LLC

VEGTER AUTOMOTIVE

VEHICLES 4 SALES, INC.

VELOCITY MOTORS INC

VERACITY MOTOR COMPANY LLC

VERACITY MOTOR COMPANY LLC

VESTAVIA HILLS AUTOMOTIVE

VICTORIA MOTORS, LLC

VICTORY CHEVROLET BUICK

VILLAGE AUTO OUTLET INC

VILLAGE AUTO SALES LLC

VILLAGE AUTOMOTIVE

VINCE WHIBBS PONTIAC-GMC

VINSON MOTORS LLC

VIP AUTO ENTERPRISES INC

VISION AUTO LLC

VIZION AUTO

VMARK CARS

VOGUE MOTOR CO INC

VOLKSWAGEN OF LEES’ SUMMIT

VOLKSWAGEN OF OCALA

VOLVO OF OCALA

VOLVO SALES & SERVICE CENTER I

VSA MOTORCARS LLC

W & S AUTO CENTER INC

WABASH AUTO CARE INC

WADE FORD INC

WALDORF FORD, INC.

WALDROP MOTORS INC

WALLY’S WHEELS

WANTED WHEELS INC

WASHINGTON AUTO GROUP

WAYNESVILLE AUTO MART

WEINLE AUTO SALES

WEST END AUTO SALES & SERVICE

WEST INTERNATIONAL CORP

WEST SIDE TOYOTA

WHEELS & DEALS AUTO SALES

WHITEWATER MOTOR COMPANY INC

WHITEWATER MOTORS INC

WIDEWORLDOFCARS.NET LLC

WILDCAT AUTO SALES

WILDFIRE MOTORS INCORPORATED

WILLETT HONDA SOUTH

WIN—WIN AUTO CENTER CORP

WISE MOTORS

WOLFORD AUTOMOTIVE SALES LLC

WOODBRIDGE MOTORS, INC.

WORKMANS AUTO SALES

WORLD AUTO NETWORK INC

WORLD AUTO, INC.

WORLD CAR CENTER & FINANCING

WORLDWIDE MOTORS LLC

XL1 MOTORSPORTS, INC

XPRESS AUTO MALL

XTREME MOTORS INC

YADEN’S AUTO SALES, INC

YARK AUTOMOTIVE GROUP, INC

YES AUTO SALES INC

YOU SELECT AUTO SALES LLC

YOUR DEAL AUTOMOTIVE

YPSILANTIS IMPORT AUTO SALES

Z AUTO PLACE

Z AUTO PLACE

ZAPPIA MOTORS

ZEIGLER CHEVROLET LLC

ZEIGLER CHRYSLER DODGE JEEP

ZOOM! AUTOS OF DALLAS